Investment securities and fair value disclosure - Rollforward of liabilities (Details) - Contingent consideration in relation to investments and acquisitions - Level 3 - CNY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019
Contingent consideration in relation to investments and acquisitions
Balance at beginning	¥ 5,122	¥ 120
Additions	1,049	4,790
Net decrease in fair value	(55)	(45)
Payment	(2,093)
Foreign currency translation adjustments	377	257
Balance at end	¥ 4,400	¥ 5,122